Exhibit 99.1

LETTER OF TRANSMITTAL

for

Tender of all Outstanding

5 3/4% Senior Notes due January 15, 2023

Issued on October 11, 2012

in Exchange for 5 3/4% Senior Notes due January 15, 2023

that have been registered under

the Securities Act of 1933, as amended,

of

QUEBECOR MEDIA INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

, 2013 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS

EXTENDED BY QUEBECOR MEDIA INC. IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

Deliver to:

Registered and Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:

U.S. Bank National Association	U.S. Bank National Association	U.S. Bank National Association
U.S. Bank West Side Flats Operations	U.S. Bank West Side Flats Operations	U.S. Bank West Side Flats Operations
Center	Center	Center
60 Livingston Ave.	60 Livingston Ave.	60 Livingston Ave.
St. Paul, MN 55107	St. Paul, MN 55107	St. Paul, MN 55107
Attn: Specialized Finance	Attn: Specialized Finance	Attn: Specialized Finance
Reference: Quebecor Media Inc.	Reference: Quebecor Media Inc.	Reference: Quebecor Media Inc.

OR

Facsimile: (216)623-9202
Toll-free telephone: 1-800-934-6802

DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP)

OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF

INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET

FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated                     , 2013 (the “Prospectus”) of Quebecor Media Inc. (“Quebecor Media”) and this letter of transmittal, which together constitute Quebecor Media’s offer (the “Exchange Offer”) to exchange, without novation, $1,000 in stated amount at maturity of a new series of 5 3/4% Senior Notes due January 15, 2023 (the “Exchange Notes”) of Quebecor Media for each $1,000 in stated amount at maturity of outstanding 5 3/4% Senior Notes due January 15, 2023 issued on October 11, 2012 (the “Initial

Notes”) of Quebecor Media. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, therefore, will not bear legends restricting their transfer.

This letter of transmittal is to be used by Holders (as defined below) if: (i) certificates representing Initial Notes are to be physically delivered to the Exchange Agent with this letter of transmittal by Holders; (ii) tender of Initial Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Initial Notes (such participants, acting on behalf of Holders, are referred to in this letter of transmittal, together with such Holders, as “Acting Holders”); or (iii) tender of Initial Notes is to be made according to the guaranteed delivery procedures.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (ii) in the immediately preceding paragraph, this letter of transmittal need not be manually executed; provided, however, that tenders of Initial Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). If tender is being made by book-entry transfer, the Holder must have an Agent’s Message (as defined below) delivered in lieu of this letter of transmittal.

Unless the context requires otherwise, the term “Holder” for purposes of this letter of transmittal means: (i) any person in whose name Initial Notes are registered on the books of Quebecor Media or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) any participant in DTC whose Initial Notes are held of record by DTC who desires to deliver such Initial Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR INITIAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE

COMPLETING THE BELOW.

List below the Initial Notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Initial Notes will be accepted only in authorized denominations of $1,000.

DESCRIPTION OF INITIAL NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)* (Attach signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

TOTAL STATED AMOUNT AT MATURITY OF INITIAL NOTES TENDERED

*	Need not be completed by Holders tendering by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Initial Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Book-Entry Account

Transaction Code No.

Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this letter of transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a letter of transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available, or (ii) who cannot deliver their Initial Notes, the letter of transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Initial Notes

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution That Guaranteed Delivery

If Delivered by Book-Entry Transfer: Name of Tendering Institution

Account No.

Transaction Code No.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Initial Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Initial Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Initial Notes from Quebecor Media to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Quebecor Media the stated amount at maturity of Initial Notes described above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Quebecor Media all right, title and interest in and to such Initial Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Quebecor Media and as Trustee under the Indenture for the Initial Notes and the Exchange Notes) to cause the Initial Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, Quebecor Media will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Quebecor Media to be necessary or desirable to complete the exchange, assignment and transfer of tendered Initial Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer – Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Quebecor Media) as more particularly set forth in the Prospectus, Quebecor Media may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Initial Notes represents to Quebecor Media that:

(i)	the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder,

(ii)	neither the Holder of Initial Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes,

(iii)	if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Initial Notes, it is not engaged in and does not intend to participate in a distribution of the Exchange Notes and

(iv)	neither the Holder nor any such other person is an “affiliate” of Quebecor Media within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such person is such an “affiliate”, that such person may not rely on the applicable interpretations of the staff of the U.S. Securities and Exchange Commission set forth in no-action letters described under “The Exchange Offer – Resale of the Exchange Notes” in the Prospectus and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the tendering Holder or any such other person is a broker-dealer (whether or not it is also an “affiliate” of Quebecor Media within the meaning of Rule 405 under the Securities Act) that will receive Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For purposes of the Exchange Offer, Quebecor Media shall be deemed to have accepted validly tendered Initial Notes when, as and if Quebecor Media has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Initial Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Initial Notes will be returned without expense to the tendering Holder of such Initial Notes (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Initial Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Initial Notes pursuant to the instructions hereto and Quebecor Media acceptance of such Initial Notes will constitute a binding agreement between the undersigned and Quebecor Media upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange, and return any Initial Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Initial Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any certificates for Initial Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Initial Notes accepted for exchange, and return any Initial Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Quebecor Media has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Notes from the name of the registered Holder thereof if Quebecor Media does not accept for exchange any of the Initial Notes so tendered.

SIGN HERE

(Please complete Form W-9 at the end of this letter of transmittal)

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING

NOTES REGARDLESS OF WHETHER INITIAL NOTES ARE BEING

PHYSICALLY DELIVERED HEREWITH)

This letter of transmittal must be signed by the Holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity(ies)” and submit evidence satisfactory to Quebecor Media of such person’s authority to so act. See Instruction 3. If the signature appearing below is not of the registered Holder(s) of the Initial Notes, then the registered Holder(s) must sign a valid proxy.

X

X
Signature (s) of Holder (s) or Authorized Signatory

Name (s):

(Please Print)

Capacity(ies):

Date

Date

Address:

(Including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security No(s):

SIGNATURE GUARANTEE

(See Instruction 3)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of the Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 4)	(See Instruction 4)

To be completed ONLY if certificates for Initial Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person (s) whose signatures (s) appear (s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Initial Notes” within this letter of transmittal, or if Initial Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.	To be completed ONLY if certificates for Initial Notes in a stated amount at maturity not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person (s) whose signatures(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled “Description of Initial Notes” within this letter of transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
Name:	(Please Print)
(Please Print)

Address:
Address:	(Include Zip Code)
(Include Zip Code)
(Tax Identification or Social Security No.)
(Tax Identification or Social Security No.)
(Daytime Area Code and Telephone Number)
(Daytime Area Code and Telephone Number)

(See Form W-9 at the end of this letter of transmittal)	(See Form W-9 at the end of this letter of transmittal)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Initial Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of all Initial Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Initial Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Initial Notes should be sent to Quebecor Media.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Initial Notes, the certificate number or numbers of such Initial Notes and the stated amount at maturity of Initial Notes tendered, stating that the tender is being made by such Notice of Guaranteed Delivery and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a copy of this letter of transmittal), together with the certificate(s) representing the Initial Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent’s account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed letter of transmittal (or a copy of this letter of transmittal), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Initial Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Initial Notes who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by Quebecor Media in its sole discretion, which determination will be final and binding. Quebecor Media reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes Quebecor Media’s acceptance of which would, in the opinion of counsel for Quebecor Media, be unlawful. Quebecor Media also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. Quebecor Media’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as Quebecor Media shall determine. Although Quebecor Media intends to notify Holders of defects or irregularities with respect to tenders of Initial Notes, neither Quebecor Media, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Initial Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.

2. PARTIAL TENDERS. If less than all Initial Notes are tendered, the tendering Holder should fill in the number of Initial Notes tendered in the third column of the chart entitled “Description of Initial Notes.” All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Initial Notes are tendered, a certificate or certificates representing New Notes issued in exchange of any Initial Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Initial Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder(s) of the Initial Notes tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder of Initial Notes tendered and the certificates for Notes issued in exchange therefore are to be issued (or certificates for any untendered Initial Notes are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Initial Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy of this letter of transmittal) is signed by a person other than the registered Holder(s) of the Initial Notes, the Initial Notes surrendered for exchange must be endorsed or accompanied by a properly completed bond power that authorizes such person to tender the Initial Notes on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the Initial Notes. If this letter of transmittal (or a copy of this letter of transmittal) or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacities, such persons should so indicate when signing, and unless waived by Quebecor Media, evidence satisfactory to Quebecor Media of their authority to so act must be submitted with this letter of transmittal.

Endorsements on Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this letter of transmittal (or a copy of this letter of transmittal) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Initial Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Initial Notes) who has not completed the box on page 7 entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Notes or substitute Initial Notes for stated amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Initial Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided.

5. TRANSFER TAXES. Quebecor Media shall pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or certificates representing Initial Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this letter of transmittal.

6. TAXPAYER IDENTIFICATION NUMBER. Please refer to Section titled “Important Tax Information” for information about completing an IRS Form W-9 or other appropriate form, as applicable.

FAILURE TO COMPLETE THE ENCLOSED IRS FORM W-9 OR OTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

7. AMENDMENT OR WAIVER OF CONDITIONS. Quebecor Media reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer, requests for assistance and requests for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

10. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of their Initial Notes for exchange.

11. WITHDRAWAL OF TENDERS. Tenders of Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Initial Notes to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who deposited the Initial Notes to be withdrawn, (ii) identify the Initial Notes to be withdrawn (including the principal amounts of such Initial Notes), (iii) be signed by the Holder in the same manner as the original signature on this letter of transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Holder. If the Holder delivered or otherwise identified certificates representing Initial Notes to the Exchange Agent, then the Holder must submit the serial numbers of the certificates to be withdrawn. If the Initial Notes were tendered as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of DTC.

12. BENEFICIAL OWNER INSTRUCTIONS. Only a holder of Initial Notes (i.e., a person in whose name Initial Notes are registered on the books of the registrar or, in the case of Initial Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this letter of transmittal. Any beneficial owner of Initial Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this letter of transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this letter of transmittal.

13. DEFINITIONS. Capitalized terms used but not defined in this letter of transmittal shall have the respective meanings set forth in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Treasury Department Circular 230 Notification

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. TREASURY DEPARTMENT, WE INFORM YOU THAT ANY DISCUSSION OF U.S. TAX MATTERS CONTAINED HEREIN: (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY VIDEOTRON OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at a current rate of 28% on payments made pursuant to the Exchange Offer unless the Holder (i) establishes that he, she or it is a corporation or other exempt Holder or (ii) provides an accurate taxpayer identification number on an IRS Form W-9, and makes the appropriate certifications set forth in IRS Form W-9 under penalties of perjury. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete IRS Form W-9 if the Exchange Notes are held in more than one name), consult the general instructions in IRS Form W-9. Each tendering Holder that is not a U.S. person (as defined in the general instructions in IRS Form W-9, such Holder referred to herein as a “Non-U.S. Holder”) generally must submit a properly completed applicable IRS Form W-8 (rather than an IRS Form W-9), certifying, under penalties of perjury, to such Non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. An applicable IRS Form W-8 or IRS Form W-9 and instructions to any of these forms may be obtained at the IRS website at http://www.irs.gov. Exempt U.S. Holders should complete and return an IRS Form W-9 or other applicable IRS Form and check the “Exempt payee” box to avoid possible erroneous backup withholding. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a Holder’s U.S. federal income tax liability will be reduced by the amount of the tax withheld and, if backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

TO PROPERLY COMPLETE THIS LETTER OF TRANSMITTAL, THE HOLDER MUST COMPLETE IRS FORM W-9 OR OTHER APPROPRIATE FORM. FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

See Form W-9 attached at the end of this letter of transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

(DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED	INITIAL NOTES TENDERED	INITIAL NOTES ACCEPTED

Delivery Prepared by:	Checked by:	Date:

[IRS Form W-9 to be inserted here.]